EXHIBIT 32.1


                        Certification of CEO Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Hartmarx Corporation (the "Company") for the quarterly period ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Homi B. Patel, Chairman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ HOMI B. PATEL
                                        ---------------------------------
                                        Name:   Homi B. Patel
                                        Title:  Chairman, President and Chief
                                                Executive Officer
                                        Date:   April 7, 2006